GOLDMAN SACHS VARIABLE
INSURANCE TRUST

Institutional and Service Shares of

Goldman Sachs Growth and Income Fund (the “Fund”)

Supplement dated March 11, 2010 to the
Prospectuses dated April 30, 2009 (the “Prospectuses”)

The following replaces the fifth sentence in the paragraph under the “Other Investment Practices and Securities” section of the Prospectuses for the Fund:

In addition, the Fund publishes on its website month-end top ten holdings subject to a fifteen calendar-day lag between the date of the information and the date on which the information is disclosed.

This Supplement should be retained with the Prospectus for future reference.

VITGIHLGSTK 3-10